REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 18, 2005, is entered into by and between Airtrax, Inc., a New Jersey corporation (the "COMPANY"), and the investors identified on the signature pages hereto (the "INVESTOR").

     WHEREAS:

     A. In connection with the 8% Series C Unsecured Convertible Debenture and Warrants Purchase Agreement by and between the parties hereto of even date herewith (the "PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement (the "OFFERING"), to issue and sell to the Investor (i) an 8% Series C Unsecured Convertible Debenture (the "DEBENTURE") convertible into shares of the Company's common stock, no par value per share (the "COMMON STOCK") (as issued upon conversion of the Debentures, the "CONVERSION SHARES"), and (ii) warrants ("WARRANTS") to purchase shares of Common stock (as issued upon exercise of the Warrants, the "WARRANT SHARES");

     B. To induce the Investor to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows.

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

            a. "INVESTOR" means the Investor, any permitted transferee or assignee thereof to whom the Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement and any permitted transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 of this Agreement.

            b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            d. "REGISTRABLE SECURITIES" means (i) the Common Stock issued or issuable pursuant to the Purchase Agreement, including the Conversion Shares and the Warrant Shares, whether issued or issuable, (ii) any shares of capital stock issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, anti-dilution adjustment, exchange or similar event or otherwise, without regard to any limitation on conversion of the Debenture or exercise of the Warrants, (iii) shares of Common Stock set forth on
Schedule 1(d) annexed hereto, (iv) shares of Common Stock to issuable by the Company, at the sole option of the Company, to make any payments of interest upon the Debentures; (v) shares of Common Stock to be issued pursuant to the Second Closing; and (vi) shares of Common Stock which may be issued by the Company between the date hereof and the filing of the Registration Statement with the SEC in an amount not to exceed the difference between the gross proceeds of securities sold in the Offering and $5,000,000 of gross proceeds .

           e. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act.

     2.     REGISTRATION.
            ------------

            a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than one hundred fifty (150) days after the date hereof (the "SCHEDULED FILING DATE"), file with the SEC a separate Registration Statement on Form SB-2 covering the resale of all of the Registrable Securities issued and issuable in connection with the Closing. In the event that Form SB-2 is unavailable for such registration, the Company shall use such other form as is available for such registration, subject to the provisions of Section 2.e of this Agreement. The Registration Statement prepared pursuant hereto shall register for resale that number of shares of Common Stock equal to at least 200% of the number of Registrable Securities (both issued and issuable) as of the Closing Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than thirty five (35) days after the Scheduled Filing Date (the "SCHEDULED EFFECTIVE DATE").


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
            b. Piggy-Back Registrations. If, at any time prior to the expiration of the Registration Period (as hereinafter defined) that there is not an effective Registration Statement covering all of the Registrable Securities, the Company proposes to file with the SEC a Registration Statement for its own account or the account of others under the 1933 Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall promptly send to the Investor written notice of the Company's intention to file a Registration Statement and of the Investor's rights under this Section 2.b and, if within five (5) days after receipt of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Investor requests to be registered for resale, subject to the priorities set forth in this Section 2.b below. No right to registration of Registrable Securities under this Section 2.b shall be construed to limit any registration required under Section 2.a. The obligations of the Company under this Section 2.b may be waived by holders of a majority of the Registrable Securities. In the event that the Registration Statement being filed by the Company under this
Section 2(b) is for an underwritten offering, the Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed to by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If the managing underwriter(s) advise the Company, in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration:

           (1) first, all securities the Company proposes to sell for its own account;

           (2) second, up tothe full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand or mandatory registration rights; and

            c. Allocation of Registrable Securities. The initial number of Registrable Securities included in the Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among multiple Investors, if applicable, based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors.

           d. Legal Counsel. Subject to Section 5 hereof, the Investor holding a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee as their counsel any offering pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Goldstein & DiGioia LLP as their counsel or such other counsel as thereafter designated by the holders of a majority of Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

           e. Sufficient Number of Shares Registered. If the number of shares available under the Registration Statement filed pursuant to Section 2.a is insufficient to cover all of the Registrable Securities which such
Registration Statement is required to cover, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, as soon as practicable, but in any event not later than thirty (30) days after the necessity therefore arises and the Company is so requested by the Investor (such date, an "ADDITIONAL SCHEDULED FILING DATE"). The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than seventy five (75) days after the Additional Scheduled Filing Date (each such date, an "ADDITIONAL SCHEDULED EFFECTIVE DATE").


     3.     RELATED  OBLIGATIONS.
            --------------------

            Whenever the Investor has requested that any Registrable Securities be registered pursuant to Section 2.b or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.a or 2.e, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

            a. The Company shall keep each of the Registration Statements required to be filed hereunder effective pursuant to Rule 415 at all times until the earlier of (i) eighteen (18) months after the Effective Date; (ii) the date as of which the Investor may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (iii) the date on which (A) the Investor shall have sold all of the Registrable Securities covered by such Registration
Statement and (B) none of the Debenture or Warrants is outstanding (the "REGISTRATION PERIOD"), each of which Registration Statements (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such

Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

            c. The Company shall (a) permit Legal Counsel to review and comment upon the Registration Statement at least two (2) days prior to its filing with the SEC.

            d. The Company shall (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.d, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

            e. As promptly as practicable after becoming aware of such event, the Company shall notify Legal Counsel and the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to Legal Counsel and the Investor (or such other number of copies as Legal Counsel or the Investor may reasonably request). The Company shall also promptly notify Legal Counsel and the Investor as soon as practicable (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and the Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose (such notice to be delivered by facsimile on the same day such notice of the initiation or threat of such proceeding, such order or suspension is received by the Company and by overnight mail).

           g. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or market, or (ii) secure the inclusion for quotation on the over-the-counter market on the electronic bulletin board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD"), as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.h.

           h. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

           i. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

           j. Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

           k. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

           l. Each of the following events shall constitute a "REGISTRATION DEFAULT" for purposes of this Agreement:

          (i) the Company's failure to file a Registration Statement by the Scheduled Filing Date or Additional Scheduled Filing Date thereof, as appropriate;

          (ii) the SEC's failure to declare a Registration Statement effective on or before the Scheduled Effective Date or Additional Scheduled
Effective Date thereof, as appropriate, except where the failure to meet such deadline is the result solely of actions by the holders of Registrable Securities;

          (iii) the Company's failure to request acceleration of the effectiveness of a Registration Statement within two (2) business days after the SEC has notified the Company that it may file such an acceleration request as required by Section 3.a hereof, except where the failure to meet such deadline is a result solely of actions by the holders of Registrable Securities;

Upon the occurrence of a Registration Default, the Company shall pay the Investor liquidated damages in cash, or in Common Stock, at the election of the Company, in an amount equal to two percent (2%) of the amount invested by the Investor on a pro rata basis for each 30-day period of such Registration
Default, commencing on the date of the Registration Default. The Company shall only be required pay liquidated damages to the Investor for a total of nine (9) months, either in the aggregate or for 9 consecutive months.

If a Registration Default is cured before the end of a 30-day period, the amount payable to the Investor pursuant to such Registration Default shall be pro-rated. The Company shall pay such amount in cash within ten (10) days of written demand by the Investor made at any time during the continuance or after termination of such Registration Default. The Investor's right to demand such payment shall be in addition to any other rights it may have under this Agreement, the Purchase Agreement or otherwise.

     4.     OBLIGATIONS  OF  THE  INVESTOR.
            ------------------------------

            a. The Company shall notify the Investor in writing of the information the Company requires from the Investor if the Investor elects to have any of the Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

           b. The Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from such Registration Statement.

           c. In the event the Investor elects to participate in an underwritten public offering pursuant to Section 2.b, the Investor agrees to enter into and perform the Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

           d. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.e or the first sentence of Section 3.f, the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.e or Section 3.f.

           e. The Investor may not participate in any underwritten offering pursuant to a registration hereunder unless the Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Investor entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

           f. The Investor agrees not to take any action to cause the Investor to become a registered broker-dealer as defined under the 1934 Act or to effect any change to the Investor's status that would preclude the Company from using Form SB-2 for the Registration Statement.

     5.     EXPENSES  OF  REGISTRATION.
            --------------------------

     All reasonable expenses (other than expenses incurred pursuant to Section 3.j(iv) and (v) and underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees.

     6.     INDEMNIFICATION.
            ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

           a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS").

          The Company shall reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or reasonable other expenses incurred by them in connection with investigating or defending any such Claim.

          Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.a: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.d;
(ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3.d, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; and (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3.d. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9 of this Agreement.

          b. In connection with any Registration Statement in which the Investor is participating, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.a, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6.d, the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.b and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6.b for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.b with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus and such prospectus was provided to Investor as required, as then amended or supplemented.

          c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

          d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investor, and such legal counsel shall be selected by the Investor holding a majority of the issued or issuable Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

     7.     CONTRIBUTION.
            ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS  UNDER  THE  1934  ACT.
            ------------------------------

     With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("RULE 144"), during the Registration Period, the Company agrees to:

           a. make and keep public information available, as those terms are understood and defined in Rule 144; and

           b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144.

           c. provide, at its cost and expense, any opinions of counsel required by the Company's transfer agent to allow for the removal of any legends in connection with sales of the securities under Rule 144 and to pay any transfer agent fees in connection therewith.

     9.     ASSIGNMENT  OF  REGISTRATION  RIGHTS.
            ------------------------------------

     The rights under this Agreement shall be automatically assignable by the Investor to any transferee of all or any portion of Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

     10.     AMENDMENT  OF  REGISTRATION  RIGHTS.
             -----------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor who then holds or has the right to acquire a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

     11.     MISCELLANEOUS.
             -------------

             a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

             b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If  to  the  Company:

                    Airtrax,  Inc.
                    200  Freeway  Drive,  Unit  One
                    Blackwood,  NJ  08012
                    Attention:  Peter  Amico
                    Telephone:  (856)  232-3001
                    Facsimile:  (856)  227-9168

            With  a  copy  to:

                    Sichenzia  Ross  Friedman  Ference  LLP
                    1065  Avenue  of  the  Americas,  21st  Floor
                    New  York,  NY  10018
                    Attention:  Richard  A.  Friedman,  Esq.
                    Telephone:  (212)  930-9700
                    Facsimile:  (212)  930-9725

If to the Investor, to its address and facsimile number on the signature page attached hereto, with copies to the Investor's Legal Counsel as set forth on the in the Purchase Agreement or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, overnight or courier delivery or transmission by facsimile in accordance with clause (i), (ii) or (iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d.     All  questions   concerning  the   construction,  validity,
enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of New York. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Any dispute under this Agreement shall be governed by and resolved pursuant to
Section 10.2 of the Purchase Agreement.

            e. This Agreement and the Purchase Agreement (and the exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


COMPANY:                                      INVESTOR(S):
-------                                       -----------

AIRTRAX, INC.


By: /s/ Peter Amico                           By:_____________________________
-------------------
Name: Peter Amico                             Name:
Its: President

                                                                       EXHIBIT A

                        FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


ATTN:

     Re:     AIRTRAX, INC.
             -------------

Ladies and Gentlemen:

     We are counsel to Airtrax, Inc., a New Jersey corporation (the "COMPANY"), which has entered into that certain 8% Series C Unsecured Convertible Debenture and Warrants Purchase Agreement (the " PURCHASE AGREEMENT") by and among the Company and the Investor named therein pursuant to which the Company issued to the Investor a Debenture, convertible into shares of its common stock, no par value per share (the "COMMON STOCK"), and Warrants to purchase Common Stock. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2005, the Company filed a Registration Statement on Form S-___ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable
Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                             Very truly yours,

                                             [ISSUER'S COUNSEL]


                                             By:________________________



cc: